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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): MAY 13, 2002

                 FIRST INVESTORS FINANCIAL SERVICES GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      TEXAS
                 (State or Other Jurisdiction of Incorporation)

           0-26686                                   76-0465087
   (Commission File Number)             (IRS Employer Identification Number)


               675 BERING DRIVE, SUITE 710, HOUSTON, TEXAS, 77057
              (Address of Principal Executive Offices and Zip Code)

                                 (713) 977-2600
              (Registrant's Telephone Number, Including Area Code)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        Arthur Andersen LLP served as the Registrant's independent public accountants for the fiscal year ended April 30, 2001. On May 8, 2002, upon the recommendation of the Registrant's Audit Committee, the Board of Directors of the Registrant resolved to dismiss Arthur Andersen as the Registrant's independent public accountant for the fiscal year ended April 30, 2002, and to retain Grant Thornton LLP. On May 13, 2002, the Registrant formally engaged Grant Thornton and notified Arthur Andersen of its dismissal and the subsequent engagement of Grant Thornton.

        The reports of Arthur Andersen on the Registrant's consolidated balance sheets of Registrant as of April 30, 2000 and 2001, and the related consolidated statements of operations, shareholders' equity and cash flows for each of the three years in the period ended April 30, 2001, included in the Registrant's annual report on Form 10-K filed July 24, 2001, contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles. During such fiscal years, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen would have caused them to make reference thereto in their report on the Registrant's consolidated financial statements for such periods.

        The Registrant has previously provided Arthur Andersen a copy of the disclosures contained in this report and has requested that Arthur Andersen furnish the Registrant a letter, addressed to the SEC, stating whether it agrees with the statements made in this report and, if not, stating the respects in which it does not agree. Arthur Andersen has provided the Registrant with a letter, dated May 13, 2002, stating that it agrees with the above statements. A copy of the letter is filed as Exhibit 16.1 to this Form 8-K.

        The Registrant did not consult with Grant Thornton on any accounting, auditing or financial reporting issue during the two fiscal years preceding the date of this report or any interim period. The Registrant has previously provided Grant Thornton with a copy of the disclosure contained in this report, has requested that it review the disclosure, and has requested that it provide the Registrant with a letter addressed to the SEC to the extent that it disagrees with any of the Registrant's statements or has any new or clarifying information to disclose. Grant Thornton has indicated to the Registrant that it does not disagree and has no new or clarifying information to report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

        16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission regarding the change in the Registrant's certifying accountant.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 First Investors Financial Services Group, Inc. (Registrant)


Date: May 13, 2002               By:    /s/ BENNIE H. DUCK
                                      -----------------------------------------
                                        Bennie H. Duck, Chief Financial Officer